UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2019

STARWOOD REAL ESTATE INCOME TRUST, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-56046	82-2023409
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Washington Avenue Suite 800 Miami Beach, FL 33139

(Address of principal executive offices, including zip code)

(305) 695-5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01.	Other Events.

On October 29, 2019, a subsidiary of Starwood Real Estate Income Trust, Inc. (the “Company”) acquired a fee-simple interest in a multifamily property (the “Thornton Apartments”) for $180.2 million, excluding closing costs. The Thornton Apartments are a high quality, 2018-construction midrise multifamily property totaling 439 units located in Alexandria, Virginia, with easy access to Washington DC’s Central Business District as well as the planned future home of Amazon HQ2 in National Landing, Virginia. The Thornton Apartments were 90% leased as of the acquisition date and are centrally located within close proximity to major employment centers in Northern Virginia with significant concentrations in the cybersecurity, information technology, and defense sectors. Nearby the Thornton Apartments are major transportation nodes including I-495 and US-1 and Metrorail with access to downtown Washington DC, and over 500 retailers and 100 restaurants in Old Town Alexandria. The Thornton Apartments’ surrounding demographics represent an affluent and mature resident profile, coupled with employment growth in the defense and cybersecurity/tech industries.

October 2019 Distributions

On October 31, 2019, the Company declared distributions for each class of its common stock in the amount per share set forth below:

	Gross Distribution	Stockholder Servicing Fee	Net Distribution
Class I Common Stock	$0.1026	($0.0000)	$0.1026
Class D Common Stock	$0.1026	($0.0045)	$0.0981
Class T Common Stock	$0.1026	($0.0152)	$0.0874
Class S Common Stock	$0.1026	($0.0153)	$0.0873

The net distributions for each class of common stock (which represents the gross distributions less stockholder servicing fees for the applicable class of common stock) are payable to stockholders of record as of the close of business on October 31, 2019 and will be paid on or about November 5, 2019. These distributions will be paid in cash or reinvested in shares of the Company’s common stock for stockholders participating in the Company’s distribution reinvestment plan.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties. A discussion of factors that may affect future results is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 as such factors may be updated from time to time in the Company’s filings with the Securities and Exchange Commission. The Company disclaims any obligation to update forward-looking statements, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARWOOD REAL ESTATE INCOME TRUST, INC.

Date: October 31, 2019	By:	/s/ Matthew Guttin
Matthew Guttin
Chief Compliance Officer and Secretary